Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 10 - Income Taxes

The Company has identified its federal and California and Louisiana state tax returns as “major” tax jurisdictions. The periods the Company’s income tax returns are subject to examination for these jurisdictions are 2018 through 2021 for federal and 2019 through 2021 for Louisiana. The Company believes its income tax filing positions and deductions will be sustained on audit and does not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

At December 31, 2021, the Company had available net operating loss carry-forwards for federal income tax reporting purposes of approximately $326 million. which are available to offset future taxable income. Portions of these carryforwards will expire through 2037 if not otherwise utilized. Losses from 2018 and onwards will be carryforward indefinitely. The Company has not performed a formal analysis but believes its ability to use such net operating losses and tax credit carryforwards is subject to annual limitations due to change of control provisions under Sections 382 and 383 of the Internal Revenue Code, which significantly impacts its ability to realize these deferred tax assets.

The Company’s net deferred tax assets, deferred tax liabilities and valuation allowance as of December 31, 2021 and 2020 are summarized as follows:

	Years Ended December 31,
(in thousands)	2021	2020
Deferred tax assets:
Net operating loss carryforwards	$8,402	$7,741
Inventory reserve		114
Depreciation and amortization	1,272	2,226
Share based compensation	647	599
Other	613	297
Total deferred tax assets	10,935	10,977
Valuation allowance	(10,935)	(10,977)
Net deferred tax assets	—	—
Deferred tax liabilities:
Intangible assets	—	—
Net deferred tax liabilities	$—	$—

The Company records a valuation allowance in the full amount of our net deferred tax assets since realization of such tax benefits has been determined by our management to be less likely than not. The valuation allowance decreased $42,000 and increased $0.6 million during 2021 and 2020, respectively.

As of the date of this filing, the Company has not filed its 2021 federal and state corporate income tax returns. The Company expects to file the 2021 return by the extension filing date.